Kinetic Concepts, Inc. 27th Annual J.P. Morgan Healthcare Conference January 12, 2009 Exhibit 99.1

Forward-Looking Statement
This presentation contains forward-looking statements including, among other things, management's outlook, estimates of future performance, revenue, earnings per share, and growth objectives.  The forward-looking statements contained herein are based on our current expectations and are subject to a number of risks and uncertainties that could cause us to fail to achieve our current financial projections and other expectations, such as changes in the demand for the V.A.C. resulting from increased competition, the seasonal slowing of V.A.C. unit growth in the fourth and first quarter of each year, changes in payer reimbursement policies, our ability to achieve expected benefits from our recent acquisition of LifeCell and our ability to protect our intellectual property rights. All information set forth in this presentation is as of today’s date.  We undertake no duty to update this information.  More information about potential factors that could cause our results to differ or adversely affect our business and financial results is included in our Annual Report on Form 10-K for the fiscal year ended December
31, 2007 and in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and
Analysis of Financial Condition and Results of Operations."  These reports are on file with the SEC and available at the SEC's website at www.sec.gov
TRADEMARKS
The following trademarks are proprietary to KCI Licensing, Inc. and/or LifeCell Corporation, their affiliates and/or licensors and may be used in this presentation: ActiV.A.C., AlloDerm, AlloDerm GBR,
Conexa, Cymetra, GranuFoam, InfoV.A.C., KCI, KCI The Clinical Advantage, Kinetic Concepts, LifeCell,
RotoProne, SensaT.R.A.C., Strattice, T.R.A.C., V.A.C., V.A.C. ATS, V.A.C. Freedom, V.A.C.
GranuFoam Silver, V.A.C. Instill, and V.A.C. Therapy.  The absence of a trademark or service mark or logo from this list does not constitute a waiver of trademark or other intellectual property rights of KCI
Licensing, Inc. and/or LifeCell Corporation.

CEO Mission
4Q 2006 through 2010
November 2006: Three Priorities Set for KCI
1.  R&D Innovation
2.  Global Expansion
3.  Diversification
Exercise strong fiscal discipline and maintain strong
business fundamentals

4 CEO Mission 4Q 2006 through 2010 2007 2008 2009 2010

Strategic Vision
Sustainable, predictable growth
•
Incremental growth through innovation and global expansion
•
Build leadership position in Regenerative Medicine based on
acquisition of LifeCell
•
Focused execution to improve operating margins
•
Strong business fundamentals enabling earnings growth higher than revenue growth and strong cash flows
A growth-oriented, diversified med-tech leader
with best-in-class therapeutic platforms

Company Overview Clinically focused…Outcomes driven 6

KCI at a Glance
A history of clinical and commercial innovation
•
30+ year heritage of innovative, high-value medical therapies
•
Demonstrated leadership positions in advanced wound healing, therapeutic support surfaces and regenerative medicine
3.0MM patients treated with V.A.C. therapy
1.5MM patients treated with regenerative tissue matrix
7.0MM patients treated with our therapeutic surfaces products
•
Demonstrated ability to change clinical practice of medicine
•
Global market presence with direct operations in 20 countries
•
Solid financial performance over past 7 years

8
KCI at a Glance
Business Summary LTM as of 3Q08
(1) On a Proforma basis as if LifeCell was owned by KCI the entire period
Wound
Healing (WH)
Therapeutic
Support Systems
(TSS)
Regenerative
Medicine (RM)
Market Size
& Growth
KCI Market
Position
KCI
Revenue (1)
(LTM Q3)
~$4.5 Billion
(Advanced Wound Care)
5 to 6% Growth
~$1 Billion
18 to 22% Growth
~$2.5 Billion
2 to 3% Growth
#1 #1 #2
$1,391 Million
13.3%
Y-o-Y Growth
Current
Market
• Surgical, trauma &
chronic wounds
• Acute & Post-Acute
• Challenging Hernia
• Breast Reconstruction
• Complications of
immobility
• Pulmonary & skin
integrity
• Patient handling
$227 Million
27.7%
Y-o-Y Growth
$339 Million
5.9%
Y-o-Y Growth
Revenue
Mix (1)
71% 12% 17%

9 KCI at a Glance Global Sales Force Footprint Note: Figures as of 3Q 2008

10
Wound
Healing
($ Millions)
Current
Markets
Geographic
Expansion
New Product
Innovation
Regenerative
Medicine
($ Millions)
Therapeutic
Support Systems
($ Millions)
Market
Penetration
Market
Expansion
Market
Innovation
$6,000
3.5 Million wounds
~25% penetration
$800
160k procedures CHR
60k procedures BR
~30% penetration
$800
~30% Global Share
Acute Rental
$1,000
~1.3 Million wounds
$440
90k procedures CHR
40k procedures BR
$5,000
~10.0 Million wounds
$2,400
~2.5 Million procedures
$100
Business/Product
Opportunities,
Co-developments
$100
Central Europe,
Bariatrics EU, Canada
Realizing the Vision
Market opportunity driven by expansion and innovation
Note:   CHR: Challenging Hernia Repair,
BR: Breast Reconstruction

Wound Healing Clinically focused…Outcomes driven 11

Traumatic
Degloving
Infected
Abdominal
Initial Wound
7 days
V.A.C. Therapy
18 days V.A.C. Therapy
with STSG
Sacral Pressure
Ulcer with
Necrotizing
Fasciitis
Post-debridement
28 days V.A.C. Therapy;
2 weeks Post-Flap
Initial Wound
24 days
V.A.C. Therapy
30 days V.A.C. Therapy
2-3 weeks post-STSG
14 days
V.A.C. Therapy
Wound Healing
V.A.C. Therapy: significant unmet medical need
Note:  STSG: Split Thickness Skin Graft

• Acute (surgical and trauma)
and chronic wounds
• Complex, hard to heal wounds
• Wounds treated across care
settings
• 20+MM complex, hard to heal
wounds
4.8MM V.A.C. appropriate wounds
$7B target NPWT market
2x size of AWC market
Advanced Dressings
4Q 2008 Simplace Launch
Wound Healing
V.A.C. Therapy: highly differentiated and clinically proven
ActiV.A.C.
for Home Care
InfoV.A.C.
for Acute Care
Target Market
Product Portfolio

14 Wound Healing Current Market Target Launch 2009 2010 2011 2012 2013

15 Wound Healing Geographic Expansion Unpenetrated Penetrated 20-25% Target Expectations (2013) 12-15% $700 MM Market Opportunity $600 MM $500 MM $400 MM

Clinical Need
• Soft tissue repair and
regeneration
• Hard tissue repair and
regeneration
Wound Healing
New Product Innovation
• Lower acuity wounds that
need only some of the
benefits of V.A.C.
• Wounds that require
therapy in addition to
V.A.C.
VING
• Management of high risk
surgical incisions;
cosmesis
• Management of open
abdomen
Futura
SWMS
Ab-System
TE-Wound
TE-Ortho
Negative
Pressure
Wound
Therapy
(NPWT)
Negative
Pressure
Surgical
Management
(NPSM)
Negative
Pressure
Regenerative
Medicine
(NPRM)

17 Wound Healing New Product Innovation Anticipated product launch Ab-System SWMS-I TE-Wound Futura SWMS-A VING TE-Ortho 2009 2010 2011 2012 2013 R & D Planned Pipeline

18 Wound Healing Competitive clinical advantage

Regenerative Medicine - LifeCell Clinically focused…Outcomes driven 19

Description:
Subset of ventral hernias that are complex
based on infection or risk of infection
U.S. market opportunity $660MM
Procedures 160,000
Avg revenue/procedure          ~$4,125
Regenerative Medicine
Grow revenue in U.S. core markets
AlloDerm
~ 70%
~30%
Market Share
Biologics
Penetration
(Procedures)
AlloDerm
~ 90%
~ 40%
Market Share
Biologics
Penetration
(Procedures)
Challenging Hernia Repair
U.S. Market
Breast Reconstruction
U.S. Market
Description:
Used in breast reconstruction post
mastectomy to support implant for improved
aesthetic outcomes
U.S. market opportunity $140MM
Procedures 60,000
Avg revenue/procedure          ~$2,330

Regenerative Medicine
Intact extracellular matrices that support tissue regeneration
•
Native collagen and key
matrix components
•
Matrix capable of supporting
cell migration and capillary
invasion (no abnormal
cross-links)
•
Rich in proteoglycans
•
Initial biomechanics that
supports suture retention
and high load

Extracellular matrix
is preserved and
intact
Chemically cross-
linked
Damaged matrix
Foreign antigens
• Inflammation & infiltration
• Elaboration of proteases
• Replacement with scar
• Normal fibroblasts
• Revascularization
• Remodeling to normal
tissue
• Inflammation without
infiltration
• Classic foreign body
response
• Contraction
Regeneration
Negative
Recognition
Resorption
Encapsulation
Positive
Recognition
Regenerative Medicine
Processing matters
Response to biologics depends on the method of processing

Regenerative Medicine
Strattice – A Compelling Commercial Opportunity
• Product Attributes
Mechanically & biologically similar to human derived Alloderm
Proprietary enzymatic process eliminates “foreign body response”
FDA approved June 2007; CE Mark received November 2008
• Commercial Advantage
Greatly expands market opportunity from $1B to $3.6B
– As a medical device Strattice can be adapted for new applications
Sterile, ready to use & non-refrigerated
No issues with source of supply
Available in many shapes & sizes
Significantly lower manufacturing cost
• Expect $100 MM in revenue in year two of launch (2009)

US Market Opportunity:  $2.4 Billion
Orthopaedics
$400MM
Inguinal hernia
repair $220MM
Laparoscopic
hernia repair
$320MM
Cosmetic
procedures
$630MM
Regenerative Medicine
New product innovation
•
Launch applications where
regeneration addresses unmet
needs
•
Launch three new hernia related
applications over the next three
years
•
Enter cosmetic market focused on
breast augmentation revisions
followed by additional applications
•
Launch Strattice into Orthopaedic
market
New applications focus
Hernia
prevention
$810MM

•
Surgeons use NPT and RTM on same wounds for optimal outcomes
•
Prepare abdominal wound for closure
•
Protect exposed RTM and aid incorporation prior to closure
Regenerative Medicine
RTM and Negative Pressure Current Utilization
RTM application NPT application
Definitive closure at 4 weeks

26 LifeCell Update Performance exceeding expectations

27 Therapeutic Support Surfaces Clinically focused…Outcomes driven 27

28 Therapeutic Support Surfaces Market Overview

Therapeutic Support Surfaces
Strategic imperatives for profitable growth
Best in Class Quality
•
Refurbishment investment
•
Standardized, aviation-style
maintenance programs
Agile and Flexible
•
Improve labor efficiency to enable
flexibility
•
New delivery methods: V.A.C. vans,
DME, FS direct-ups
Right Therapy at the Right Time
•
New routing software capabilities
•
Asset preparation during night shift
Focus on Profitability Enhance Customer Experience
Predictability
Reliability
Responsiveness
•
Service infrastructure
efficiencies
•
Efficient sales force
deployment
•
Manufacturing
improvement
•
Sufficient investment
in R&D
•
Exit unprofitable
markets/products

Financial Overview 30

31 Revenue Financial Performance Outcomes drive sustainable growth $ Growth 124 184 229 216 163 238 209 % Growth 27% 32% 30% 22% 13% 17% 18%

Increasing Financial Flexibility
Strong earnings and cash flows fuel corporate agility
* Adjusted for non-recurring and certain non-cash acquisition-related expenses
Adjusted EPS * Free Cash Flow *
($ millions)
$0.00
$1.00
$2.00
$3.00
$4.00
2002 2003 2004 2005 2006 2007 LTM Q3
2008
$50
$100
$150
$200
$250
$300
$350
2002 2003 2004 2005 2006 2007 LTM Q3
2008
$-

4Q 2008 Preliminary Financial Performance
V.A.C. revenue grows despite economic and competitive challenges…
•
Still early in the process: 2008 full year results and 2009
financial guidance to be provided on Earnings Conference
Call January 27, 2009
•
Early Read on Y-o-Y 4Q08 Revenue Growth*
• North American VAC growth: low single-digit
• EMEA/APAC VAC growth: low double-digit
• LifeCell meeting expectations
• TSS results impacted by economy
• 4Q08 to include one-time service/G&A restructuring costs of $12 to $14 million, before income taxes
* Constant currency basis

34 2009 and Beyond Well positioned for continued success… 34

Kinetic Concepts, Inc. 27th Annual J.P. Morgan Healthcare Conference January 12, 2009